EXHIBIT 32.1

Certificate of Chief Executive Officer
Section 1350 Certification

In connection with the annual report of Nano-Proprietary, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas F. Bijou, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: February 25, 2008	/s/ Thomas F. Bijou
Thomas F. Bijou
Chairman and Chief Executive Officer